                                                                   EXHIBIT 10.21


                         TEXAS ASSOCIATION OF REALTORS
                               COMMERCIAL LEASE

        This lease agreement is made and entered into by and between CONTI BUILDING LTD (Landlord) and COAD SOLUTIONS (Tenant). Landlord hereby leases to Tenant and Tenant hereby leases from Landlord that certain property with the improvements thereon, containing approximately 263 square feet, hereinafter called the "leased premises", known as TEJAS CONTI BUILDING 1150 Lakeway Dr. Ste 218 & 219 (Address), Lot________, Block________, ___________Addition, City of
LAKEWAY, TRAVIS County, Texas; or as more particularly described below or on attached exhibit:

        The primary term of this lease shall be 1 YEAR commencing on the 1ST day of JANUARY, 1999, and ending on the 31ST day of DECEMBER 1999,______, upon the following terms, conditions, and covenants:

1. TAXES. each year during the term of this lease, Landlord shall pay real estate taxes assessed against the leased premises in an amount equal to the total real estate taxes assessed against the leased premises in the base year. Each year during the term of this lease, Tenant shall pay as additional rental, upon receipt of a statement from Landlord together with tax statements or other verification from the proper taxing authority, his pro rata share of any increase in real estate taxes over the base year on the property of which the leased premises is part. Any increase in real estate taxes for a fractional year shall be prorated. The base year shall be ________________.

2. UTILITIES. Tenant shall pay all charges for utility service to the leased premises except for WATER/WASTE WATER which will be paid by the Landlord.

3. HOLDING OVER. Failure of Tenant to surrender the leased premises at the expiration of the lease constitutes a holding over which shall be constructed as a tenancy from month to month at a rental of $BASERENT +100 per month.

4. RENT. Tenant agrees to and shall pay Landlord at 2101 LAKEWAY BLVD., County of TRAVIS, Texas, or at such other place Landlord shall designate from time to time in writing, as rent for leased premises, the total sum of $7878.00, payable without demand in equal monthly payments of $656.00 each in advance on or before the 1ST day of each month, commencing on JANUARY 1, 1999, and continuing thereafter until the total sum shall be paid. Adjustments to the rent, if any, for rent, escalators, for percentage of net rent, or for increases in building operation costs (including but not limited to insurance, custodial services, maintenance and utilities) shall be as set forth in an attached addendum. Rent received after the first day of the month shall be deemed delinquent. If rent is not received by Landlord by the 5TH of each month, Tenant shall pay a late charge of $25.00 plus penalty of $25.00 per day until rent is received in full. Tenant shall pay $25.00 for each returned check.

5. USE. Tenant shall use the leased premises for the following purpose and no other: GENERAL OFFICE SPACE

6. SECURITY DEPOSIT. Tenant shall pay the Landlord a security deposit in the sum of $829.60, payable on or before the commencement of this lease for Tenant's faithful performance hereunder. Refund therof shall be made upon performance of this lease agreement by Tenant, minus any assessments or damages unless Landlord and Tenant provide otherwise in Special Provisions.

7. INSURANCE. LANDLORD shall pay for fire and extended coverage insurance on the buildings and other improvements on the leased premises in an amount not less than $1,000,000.00, which amount shall be increased yearly in proportion to the increase in market value of the premises. If Landlord provides any insurance herein, Tenant shall pay to Landlord, during the term hereof, the amount of any increase in premiums for the insurance required over and above such premiums paid during the first year of this lease. Tenant shall provide public liability and property damage insurance for its business operations on the leased premises in the amount of $__________ which policy shall cover the Landlord as well as the Tenant. Said insurance policies required to be provided by Tenant herein shall name Landlord as an insured and shall be issued by an insurance company approved by Landlord. Tenant shall provide Landlord with certificates of insurance evidencing the coverage required herein. Tenant shall be solely responsible for fire and casualty insurance on Tenant's property on or about the leased premises. If Tenant does not maintain such insurance in full force and effect, Landlord may notify Tenant of such failure and if Tenant does not deliver to Landlord within 15 days after such notice certification showing all such insurance to be in full force and effect, Landlord may at his option, take out the necessary insurance to comply with the provision hereof and pay the premiums on the items specified in such notice, and Tenant covenants thereupon on demand to reimburse and pay Landlord any amount so paid or expended in the payment of the insurance premiums required hereby and specified in the notice, with interest thereon at the rate of 10% percent per annum from date of such payment by Landlord until repaid by Tenant.

8. CONDITIONS OF PREMISE. Tenant has examined and accepts the leased premises in its present as is conditions as suitable for the purpose for which the same are leased, and does hereby accept the leased premises regardless of reasonable deterioration between the date of this lease and the date Tenant begins occupying the leased premises unless Landlord and Tenant agree to repairs or refurbishment as noted in Special Provisions.

9. MAINTENANCE AND REPAIRS. Landlord shall keep the foundation, the exterior walls (except glass; windows; doors; door closure devices; window and door frames, molding, locks, and hardware; and interior painting or other treatment of exterior walls), and the roof of the leased premises in good repair except that Landlord shall not be required to make any repairs occasioned by the act or negligence of Tenant, its employees, subtenants, licensees and concessionaires. LANDLORD is responsible for maintenance of the common area and common area equipment. If Landlord is responsible for any such repair and maintenance, Tenant agrees to give Landlord written notice of needed repairs. Landlord shall make such repairs within a reasonable time. Tenant shall notify Landlord immediately of any emergency repairs. Tenant shall keep the leased premises in good, clean condition and shall at its sole cost and expense, make all needed repairs and replacements, including replacement of cracked or broken glass, except for repairs and replacements required to be made by Landlord under this section. If any repairs required to be made by Tenant hereunder are not made within ten (10) days after written notice delivered to Tenant by Landlord, Landlord may at its option make such repairs without liability to Tenant for any loss or damage which may result by reason of such repairs, and Tenant shall pay to Landlord upon demand as additional rent hereunder the cost of such repairs plus interest. At termination of this lease Tenant shall deliver the leased premises in good order and condition, reasonable wear and tear excepted.

10. ALTERATIONS. All alterations, additions and improvements, except trade fixtures, installed at expense of Tenant, shall become the property of Landlord and shall remain upon and be surrendered with the leased premises as a part of thereof on this lease. Such alterations, additions and improvements may only be made with prior written consent of Landlord, which consent shall not be unreasonably withheld. If consent is granted for the making of improvements or alterations to the leased premises, such improvements and alterations shall not commence until Tenant has furnished to Landlord a certificate of insurance showing coverage in an amount satisfactory to Landlord protecting Landlord from liability for injury to any person and damage to any personal property, on or off the leased premises, in connection with the making of such improvements or alterations. No cooling tower, equipment, or structure of any kind shall be placed on the roof or elsewhere on the leased premises by Tenant without prior written permission of Landlord. If such permission is granted, such work or installation shall be done at Tenant's expense and in such a manner that the roof shall not be damaged thereby. If it becomes necessary to remove such cooling tower, equipment or structure temporarily, so that repairs to the roof can be made, Tenant shall promptly repair at its expense any damages resulting from such removal. At the termination of this lease, Tenant shall deliver the leased premises in good order and condition, natural deterioration only excepted. Any damage caused by the installation or removal of trade fixtures shall be repaired at Tenant's expense prior to the expiration of the lease term. All alterations, improvements, additions, and repairs made by Tenant shall be made in good workmanlike manner.

11. COMPLIANCE WITH LAWS AND REGULATIONS. Tenant shall, at its own expense, comply with all laws, orders, and requirements of all governmental entities with reference to the use and occupancy of leased premises. Tenant and Tenant's agents, employees and invitees shall fully comply with any rules and regulations governing the use of the buildings or other improvements to the leased premises as required by Landlord. Landlord may make reasonable changes in such rules and regulations from time to time as deemed advisable for the safety, care and cleanliness of the leased premises, provided same are in writing and are not in conflict with the lease.

12. ASSIGNMENT AND SUBLETTING. Tenant shall not assign this lease nor sublet the leased premises or any interest therein without first obtaining the written consent of Landlord. An assignment or subletting without the written consent of Landlord shall be void and shall, at the option of Landlord, terminate this lease.

13. DESTRUCTION. In the event the leased premises is partially damaged or destroyed or rendered partially unfit for occupancy by fire or other casualty, Tenant shall give immediate notice to Landlord. Landlord may repair the damage and restore the leased premises to substantially the same condition as immediately prior to the occurrence of the casualty. Such repairs shall be made at Landlord's expense unless due to Tenant's negligence. Landlord shall allow Tenant a fair reduction of rent during the time the leased premises are partially unfit for occupancy. If the leased premises are totally destroyed or deemed by Landlord to be rendered unfit for occupancy by fire or other casualty, or if Landlord shall decide not to repair or rebuild, this lease shall terminate and the rent shall be paid to the time of such casualty.

14. TENANT DEFAULT AND REMOVAL OF ABANDONED PROPERTY. If Tenant abandons the premise or otherwise defaults in the performance of any obligations or covenants herein, Landlord may enforce the performance of this lease in any manner provided by law. This lease may be terminated at Landlord's discretion if such abandonment or default continues for a period of 10 days after Landlord notifies Tenant of such abandonment or default and of Landlord's intention to declare this lease terminated. Such notice shall be sent by Landlord to Tenant to Tenant's last known address by certified mail. If Tenant has not completely removed or cured default within the 10-day, this lease shall terminate. Thereafter, Landlord or its agents shall have the right, without further notice or demand, to enter the leased premises and remove all property without being deemed guilty of trespass and without waiving any other remedies for arrears of rent or breach of covenant. Upon abandonment or default by the Tenant, the remaining unpaid portion of the rental from paragraph 4 herein, shall become due and payable. For purposes of this section, Tenant is presumed to have abandoned the premises if goods, equipment, or property, in an amount substantial enough to indicate a probable intent to abandon the premises, is being or has been removed from the premises and removal is not within the normal course of Tenant's business. Landlord shall have the right to store any property of Tenant that remains on premises that are abandoned; and, in addition to Landlord's other rights, Landlord may dispose of the stored property if Tenant does not claim the property within 60 days after the date the property is stored, provided Landlord delivers by certified mail to Tenant at Tenant's last known address a notice stating that Landlord may dispose of Tenant's property if Tenant does not claim property within 60 days after the date property is stored.

15. INTERRUPTION OF UTILITIES. Landlord or Landlord's agent may not interrupt or cause the interruption of utility service paid directly to the utility company by Tenant unless interruption results from bona fide repairs, construction, or an emergency. If any utility services furnished by Landlord are interrupted and continue to be interrupted despite the good faith efforts of Landlord to remedy same, Landlord shall not be liable in any respect for damages to the person or property of Tenant of Tenant's employees, agents, or guests, and same shall not be constructed as grounds for constructive eviction or abatement of rent. Landlord shall use reasonable diligence to repair and remedy such interruption promptly.

16. EXCLUSION OF TENANT. Landlord may not intentionally prevent Tenant from entering the leased premises except by judicial process unless the exclusion results from:(a) bona fide repairs, construction, or an emergency: (b) removing the contents of premises abandoned by Tenant: (c) changing the locks of Tenant in the event Tenant is delinquent in paying at least part of the rent. If Landlord or Landlord's agent changes the door lock of Tenant, in the event Tenant is delinquent in paying rent, Landlord or Landlord's agent must place a written notice on Tenant's front door stating the name and address or telephone number of the individual or company from which the new key may be obtained. The new key is required to be provided only during Tenant's regular business hours.

17. LIEN. Landlord is granted an express contractual lien, in addition to any lien provided by law, and a security interest in all property of Tenant found on the leased premises to secure the compliance by Tenant with all terms of the lease.

18. SUBORDINATION. Landlord is hereby irrevocably vested with full power and authority to subordinate this lease to any mortgage, deed of Trust, or other lien hereafter placed on the demised premises and Tenant agrees on demand to execute such further instruments subordinating this lease as Landlord may request, provided such subordination shall be on the express condition that this lease shall be recognized by the mortgagee, and the rights of Tenant shall remain in full force and effect during the term of this lease so long as Tenant shall continue to perform all of the covenants and conditions of this lease.

19. INDEMNITY. Landlord and its employees and agents shall not be liable to Tenant or to Tenant's employees, patrons, visitors, invitees, or any other persons for an injury to any such persons or for any damage to personal property caused by an act, omission, or neglect of Tenant or Tenant's agents or any other tenant of the premises of which the leased premises is a part. Tenant agrees to indemnify and hold Landlord and its employees and agents harmless from any and all claims for such injury and damages, whether the injury occurs on or off the leased premises.

20. SIGNS. Tenant shall not post or paint any signs at, on, or about the leased premises or paint the exterior walls of the building except with the prior written consent of the Landlord. Landlord shall have the right to remove any sign or signs in order to maintain the leased premises or to make any repairs or alterations thereto.

21. TENANT BANKRUPTCY. If Tenant becomes bankrupt or makes voluntary assignment for the benefit of creditors or if a receiver is appointed for Tenant, Landlord may terminate this lease by giving five (5) days written notice to Tenant of Landlord's intention to do so.

22. CONDEMNATION. If the whole or any substantial part of the leased premises is taken for any public or quasi-public use under any governmental law, ordinance or regulation or by right of eminent domain or should the leased premises be sold to a condemning authority under threat of condemnation, this lease shall terminate and the rent shall be abated during the unexpired portion of the lease effective from the date of the physical taking of the leased premises.

23. HAZARDOUS MATERIALS. Landlord warrants and represents that the Property does not contain "Hazardous Materials", as that phrase is defined herein. For purpose of this provision, the phrase "Hazardous Materials" shall mean and include any toxic contaminants or other hazardous materials including, without limitation asbestos, PCB, transformers, underground storage containers, materials containing any radioactive substances, petroleum base products, paints, solvents, lead, cyanide, DDT, acids, pesticides, ammonium compounds, and any other substance forming a component part of the improvements which has heretofore or may in the future be determined to contain toxic wastes, hazardous materials, or undesireable substances injurious to the health of occupants living or working in or around the subject Property. Landlord acknowledges that current, past, and future federal, state, and local laws and regulations may have had or continue to have interest in the Property including, but not limited to, current, past and future owners and users, including tenants, of the Property. The cost and expense of such clean up may be substantial. Landlord further acknowledges that the Real Estate Brokers and their agents involved in the negotiation of this transaction have no expertise with respect to any such Hazardous Materials. Landlord acknowledges and agrees that Landlord shall look solely to experts and professionals selected by Landlord to advise Landlord with respect to the condition of the Property and shall not hold the Real Estate Brokers or their agents responsible for Hazardous Materials condition or problem relating to the Property. Landlord hereby agrees to indemnify, defend, and hold the Real Estate Brokers and their agents participating in this transaction harmless of and from any and all liability, claim, debt, damage, cost, or expense, including reasonable attorneys' fees, related to or arising out of in any way connected to Hazardous Materials and/or toxic wastes and/or any other undesirable substances affecting the Property.

24. BROKER'S FEE. NA Broker and NA Co-Broker, as Real Estate Broker (the Broker), has negotiated this lease and Landlord agrees to pay Broker in NA County, Texas upon commencement of this lease, a negotiated fee of $ 0 or 0% of the total rental provided for in this lease to be divided as follows: NA. In the event this lease is extended, expanded or renewed, Landlord agrees to pay Broker an additional negotiated fee of $0 or 0% of the total rental for such extension, expansion or renewal period, payable at the time of commencement of such extension, expansion or renewal, said fee to be divided as follows: NA. Tenant warrants that it has had no dealings with any real estate broker or agents in connection with the negotiation of this lease excepting only TEJAS LAKEWAY REAL ESTATE and it knows of no other real estate broker or agent who is entitled to a commission in connection with this Lease. If Tenant during the term of this Lease, or any extension or renewal period thereof or within _____ days of the expiration of this Lease, or any extension, expansion or renewal period thereof, purchases the property herein leased. Landlord agrees to pay Broker, NA in NA County, Texas, a negotiated fee of $0 or 0% of the sales price upon closing of the sale of this property.

25. NOTICES. Notices to Tenant shall be certified mail or other delivery to the leased premises. Notices to Landlord shall be by certified mail to the place where rent is payable.

26. DEFAULT BY LANDLORD. In the event of breach by Landlord of any covenant, warranty, term or obligation of this lease, then Landlord's failure to cure same or commence a good faith effort to cure same within 10 days after written notice thereof by Tenant shall be considered a default and shall entitle Tenant either to terminate this lease or cure the default and make the necessary repairs and any expense incurred by Tenant shall be reimbursed by the Landlord after reasonable notice of the repairs and expenses incurred. If any utility services furnished by Landlord are interrupted and continue to be interrupted despite good faith efforts of Landlord to remedy same, Landlord shall not be liable in any respect for damages for the person or property of Tenant or Tenant's employees, agents, or guests, and same shall not be construed as grounds for constructive eviction or abatement of rent. Landlord shall use reasonable diligence to repair and remedy such interruption promptly.

27. SIGNS. During the last 60 days of the lease, a "For Sale" sign and/or a "For Lease" sign may be displayed on the leased premises and the leased premises may be shown at reasonable times to prospective purchasers or tenants.

28.  RIGHT OF ENTRY.   Landlord shall have the right during normal business
hours to enter the demised premises; a) to inspect the general condition and state of repair thereof, b) to make repairs required or permitted under this lease, or c) for any other reasonable purpose.

29. WAIVER OF BREACH. The waiver by Landlord of any breach of any provision of this lease shall not constitute a continuing waiver or a waiver or any subsequent breach of the same or a different provision of this lease.

30. TIME OF ESSENCE. Time iss expressly declared to be of the essence in this lease.

31. BINDING OF HEIR AND ASSIGNS. Subject to the provisions of this lease pertaining to assignment of Tenant's interest, all provisions of this lease shall extend to and bind, or inure to the benefit not only of the parties to this lease but to each and every one of the heirs, executors, representatives, successors, and assigns of Landlord or Tenant.

32. RIGHTS AND REMEDIES CUMULATIVE. The rights and remedies by this lease agreement are cumulative and the use of any one right or remedy by either party shall not preclude or waive its right to use any or all other remedies. Said rights and remedies are given in addition to any other rights the parties may have by law, statute, ordinance, or otherwise.

33. TEXAS LAW TO APPLY. This agreement shall be constructed under and in accordance with the laws of the State of Texas.

34. LEGAL CONSTRUCTION. In case any one or more of the provisions contained in this agreement shall for any reason be held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision hereof and this agreement shall be construed as if such invalid, illegal, or unenforceable provision had never been contained herein.

35. PRIOR AGREEMENTS SUPERSEDED. This agreement constitutes the sole and only agreement of the parties to this lease and supersedes any prior understandings or written or oral agreements between the parties respecting the subject matter of this lease.

36. AMENDMENT. No amendment, modification, or alteration of the terms hereof shall be binding unless it is in writing, dated subsequent to the date hereof, and duly executed by the parties.

37. ATTORNEY'S FEES. Any signatory to this lease agreement who is the prevailing party in any legal proceeding against other signatory brought under or with relation to this lease agreement or this transaction shall be additionally entitled to recover court costs, reasonable attorney fees, and all other out-of-pocket costs of litigation, including deposition, travel and witness costs, from the nonprevailing party.

38. SPECIAL PROVISIONS. (This section to include additional factual data not included above.) TENANT WILL PAY AN ADD ON FACTOR OF 10.37% OF ELECTRIC UTILITY BILL MONTHLY.


THE TEXAS ASSOCIATION OF REALTORS (r) AND THE AUSTIN BOARD OR REALTORS (r) DO NOT FIX, CONTROL, RECOMMEND, SUGGEST OR MAINTAIN COMMISSION RATES OR FEES FOR SERVICES TO BE RENDERED BY THEIR MEMBERS OR THE DIVISION OF COMMISSIONS OR FEES BETWEEN COOPERATING PARTICIPANTS OR BETWEEN PARTICIPANTS AND NON-PARTICIPANTS. THE AMOUNT OF COMPENSATION AND CONTRACT TERMS HEREIN ARE NOT PRESCRIBED BY LAW AND ARE SUBJECT TO NEGOTIATION BETWEEN BROKER AND SUBLESSOR.

THIS IS A LEGAL DOCUMENT, READ IT CAREFULLY. IF YOU DO NOT UNDERSTAND THE EFFECT OF ANY PART OF THIS AGREEMENT, SEEK COMPETENT LEGAL ADVICE.

EXECUTED this 29th day of December , 1998.


____________________________            _____________________________
TENANT or TENANTS SIGNATURE(S)          LANDLORD SIGNATURE

____________________________            _____________________________
ADDRESS                                 ADDRESS
____________________________            _____________________________

____________________________            _____________________________
TELEPHONE                               TELEPHONE

____________________________
BROKER SIGNATURE


By:__________________________
   AGENT SIGNATURE

_____________________________
ADDRESS

_____________________________

_____________________________
TELEPHONE

[Note: This form is furnished by the Texas Association of REALTORS(r) for the convenience of its members]

                         TEXAS ASSOCIATION OF REALTORS
                               COMMERCIAL LEASE

        This lease agreement is made and entered into by and between CONTI BUILDING LT. (Landlord) and COAD Solutions (Tenant). Landlord hereby leases to Tenant and Tenant hereby leases from Landlord that certain property with improvements thereon, containing approximately ___________ square feet, hereinafter called the "leased premises" known as TEJAS CONTI BUILDING, 1150 Lakeway Dr. Suite 218, 219 & 220 (Address), Lot,__________, Block__________,
_____________Addition, City of AUSTIN, TRAVIS County, Texas; or as more particularly described below or on attached exhibit:

1150 Lakeway Drive      Suite 218, 219 & 20
Austin, TX  78734

        The primary term of this lease shall be MONTH TO MONTH commencing on the 1ST day of January, 2000, and ending on the ____ day of ______, ______, upon the following terms, conditions, and covenants:

1. TAXES. each year during the term of this lease, Landlord shall pay real estate taxes assessed against the leased premises in an amount equal to the total real estate taxes assessed against the leased premises in the base year. Each year during the term of this lease, Tenant shall pay as additional rental, upon receipt of a statement from Landlord together with tax statements or other verification from the proper taxing authority, his pro rata share of any increase in real estate taxes over the base year on the property of which the leased premises is a part. Any increase in real estate taxes for a fractional year shall be prorated. The base year shall be 1999.

2. UTILITIES. Tenant shall pay all charges for utility services to the leased premises except for WATER/WASTEWATER which shall be paid by the Landlord.

3. HOLDING OVER. Failure of Tenant to surrender the leased premises at the expiration of the lease constitutes a holding over which shall be construed as a tenancy from month to month at a rental of $ BASERENT +100 per month.

4. RENT. Tenant agrees to and shall pay Landlord at 2101 LAKEWAY BLVD.,County of TRAVIS, Texas, or such other place Landlord shall designate from time to time in writing, as rent for the leased premises, the total sum of $___________, payable without demand in equal monthly payments of $1210.00 each in advance on or before the 1ST day of each month, commencing on January 1, 2000, and continuing thereafter until the total sum shall be paid. Adjustment to the rent, if any, for rent escalators, for percentage of net rent, of for increases in building operation costs (including but not limited to insurance, custodial services, maintenance and utilities) shall be as set forth in an attached addendum. Rent received after the first day of the month shall be deemed delinquent. If rent is not received by Landlord by the 5TH of each month, Tenant shall pay a late charge of $25.00 plus a penalty of $25.00 per day until rent is received in full. Tenant shall pay $25.00 for each returned check.

5. USE. Tenant shall use the leased premises for the following purpose and no other: GENERAL OFFICE SPACE

6. SECURITY DEPOSIT. Tenant shall pay to Landlord a security deposit in the sum of $__________, payable on or before the commencement of this lease for Tenant's faithful performance hereunder. Refund thereof shall be made upon performance of this lease agreement by Tenant, minus any assessments or damages unless Landlord and Tenant provide otherwise in Special Provisions.

7. INSURANCE. LANDLORD shall pay for fire and extended coverage insurance on the buildings and other improvements on the leased premises in an amount not less than $1,000,000, which amount shall be increased yearly in proportion to the increase in market value of the premises. If Landlord provides any insurance herein, Tenant shall pay Landlord, during the term hereof, the amount of any increase in premiums for the insurance required over and above such premiums paid during the first year of this lease. Tenant shall provide public liability and property damage insurance for its business operations on the leased premises in the amount of $1,000,000 which policy shall cover Landlord as well as Tenant. Said insurance policies required to be provided by Tenant herein shall name Landlord as an insured and shall be issued by an insurance company approved by Landlord. Tenant shall provide Landlord with certificates of insurance evidencing the coverage required herein. Tenant shall be solely responsible for fire and casualty insurance on Tenant's property on or about the leased premises. If Tenant does not maintain such insurance in full force and effect, Landlord may notify Tenant of such failure and if Tenant does not deliver to Landlord within 15 days after such notice certification showing all such insurance to be in full force and effect, Landlord may at his option, take out the necessary insurance to comply with the provision hereof and pay the premiums on the items specified in such notice, and Tenant covenants thereupon on demand to reimburse and pay Landlord any amount so paid or expended in the payment of the insurance premiums required hereby and specified in the notice, with interest thereon at the rate of 10% percent per annum from the date of such payment by Landlord until repaid by Tenant.

8. CONDITION OF PREMISES. Tenant has examined and accepts the leased premises in its present as is condition as suitable for the purposes for which the same are leased, and does hereby accept the leased premises regardless of reasonable deterioration between the date of this lease and the date Tenant begins occupying the leased premises unless Landlord and Tenant agree to repairs or refurbishment as noted in Special Provisions.

9. MAINTENANCE AND REPAIRS. Landlord shall keep the foundation, the exterior walls (except glass, windows, doors, door closure devices, window and door frames, molding, locks, and hardware, and interior painting or other treatment of exterior walls), and the roof of the leased premises in good repair except that Landlord shall not be required to make any repairs occasioned by the act or negligence of Tenant, its employees, subtenants, licensees and concessionaires. Landlord is responsible for maintenance of common area and common area equipment. If Landlord is responsible for any such repair and maintenance, Tenant agrees to give Landlord written notice of needed repairs. Landlord shall make such repairs within a reasonable time. Tenant shall notify Landlord immediately of any emergency repairs. Tenant shall keep the leased premises in good, clean condition and shall at its sole cost and expense, make all needed repairs and replacements, including replacement of cracked or broken glass, except for repairs and replacements required to be made by Landlord under this section. If any repairs required to be made by Tenant hereunder are not made within ten (10) days after written notice delivered to Tenant by Landlord, Landlord may at its option make such repairs without liability to Tenant for any loss or damage which may result by reason of such repairs, and Tenant shall pay to Landlord upon demand as additional rent hereunder the cost of such repairs plus interest. At the termination of this lease, Tenant shall deliver the leased premises in good order and condition, reasonable wear and tear excepted.

10. ALTERATIONS. All alterations, additions and improvements, except trade fixtures, installed at expense of Tenant, shall become the property of Landlord and shall remain upon and be surrendered with the leased premises as a part of thereof on this lease. Such alterations, additions, and improvements may only be made with the prior written consent of Landlord, which consent shall not be unreasonably withheld. If consent is granted for the making of improvements or alterations to the leased premises, such improvements and alterations shall not commence until Tenant has furnished to Landlord a certificate of insurance showing coverage in an amount satisfactory to Landlord protecting Landlord from liability for injury to any person and damage to any personal property, on or off the leased premises, in connection with the making of such improvements or alterations. No cooling tower, equipment, or structure of any kind shall be placed on the roof or elsewhere on the leased premises by Tenant without prior written permission of Landlord. If such permission is granted, such work or installation shall be done at Tenant's expense and in such a manner that the roof shall not be damaged thereby. If it becomes necessary to remove such cooling tower, equipment or structure temporarily, so that repairs to the roof can be made, Tenant shall promptly repair at its expense any damages resulting from such removal. At the termination of this lease, Tenant shall deliver the leased premises in good order and condition, natural deterioration only excepted. Any damage caused by the installation or removal of trade fixtures shall be repaired at Tenant's expense prior to the expiration of the lease term. All alterations, improvements, additions, and repairs made by Tenant shall be made in good and workmanlike manner.

11. COMPLIANCE WITH LAWS AND REGULATIONS. Tenant shall, at its own expense, comply with all laws, orders, and requirements of all governmental entities with reference to the use and occupancy of the leased premises. Tenant and Tenant's agents, employees and invitees shall fully comply with any rules and regulations governing the use of the buildings or other improvements to the leased premises as required by Landlord. Landlord may make reasonable changes in such rules and regulations from time to time as deemed advisable for the safety, care and cleanliness of the leased premises, provided same are in writing and are not in conflict with the lease.

12. ASSIGNMENT AND SUBLETTING. Tenant shall not assign this lease nor sublet the leased premises or any interest therein without first obtaining the written consent of Landlord. An assignment or subletting without the written consent of Landlord shall be void and shall, at the option of Landlord, terminate this lease.

13. DESTRUCTION. In the event the leased premises is partially damaged or destroyed or rendered partially unfit for occupancy by fire or other casualty, Tenant shall give immediate notice to Landlord. Landlord may repair the damage and restore the leased premises to substantially the same condition as immediately prior to the occurrence of the casualty. Such repairs shall be made at Landlord's expense unless due to Tenant's negligence. Landlord shall allow Tenant a fair reduction of rent during the time the leased premises are partially unfit for occupancy. If the leased premises are totally destroyed or deemed by Landlord to be rendered unfit for occupancy by fire or other casualty, or if Landlord shall decide not to repair or rebuild, this lease shall terminate and the rent shall be paid to the time of such casualty.

14. TENANT DEFAULT AND REMOVAL OF ABANDONED PROPERTY. If Tenant abandons the premises or otherwise defaults in the performance of any obligations or covenants herein, Landlord may enforce the performance of this lease in any manner provided by law. This lease may be terminated at Landlord's discretion if such abandonment or default continues for a period of 10 days after Landlord notifies Tenant of such abandonment or default and of Landlord's intention to declare this lease terminated. Such notice shall be sent by Landlord to Tenant to Tenant's last known address by certified mail. If Tenant has not completely removed or cured default within the 10-day period, this lease shall terminate. Thereafter, Landlord or its agents shall have the right, without further notice or demand, to enter the leased premises and remove all property without being deemed guilty of trespass and without waiving any other remedies for arrears of rent or breach of covenant. Upon abandonment or default by the Tenant, the remaining unpaid portion of the rental from paragraph 4 herein, shall become due and payable. For purposes of this section, Tenant is presumed to have abandoned the premises if goods, equipment, or other property, in an amount substantial enough to indicate a probable intent to abandon the premises, is being or has been removed from the premises and the removal is not within the normal course of Tenant's business. Landlord shall have the right to store any property of Tenant that remains on premises that are abandoned; and, in addition to Landlord's other rights, Landlord may dispose of the stored property if Tenant does not claim the property within 60 days after the date the property is stored, provided Landlord delivers by certified mail to Tenant at Tenant's last known address a notice stating that Landlord may dispose of Tenant's property if Tenant does not claim the property within 60 days after the date the property is stored.

15. INTERRUPTION OF UTILITIES. Landlord or Landlord's agent may not interrupt or cause interruption of utility service paid directly to the utility company by Tenant unless interruption results from bona fide repairs, construction, or an emergency. If any utility services furnished by Landlord are interrupted and continue to be interrupted despite the good faith efforts of Landlord to remedy same, Landlord shall not be liable in any respect for damages to the person or property of Tenant or Tenant's employees, agents, or guests and shame shall not be construed as grounds for constructive eviction or abatement of rent. Landlord shall use reasonable diligence to repair and remedy such interruption promptly.

16. EXCLUSION OF TENANT. Landlord may not intentionally prevent Tenant from entering the leased premises except by judicial process unless the exclusion results from: (a) bona fide repairs, construction, or an emergency: (b) removing the contents of premises abandoned by Tenant or (c) changing the door locks of Tenant in the event Tenant is delinquent in paying at least part of the rent.
If Landlord or Landlord's agent changes the door lock of Tenant, in the event Tenant is delinquent in paying rent, Landlord or Landlord's agent must place a written notice on Tenant's front door stating the name and address or telephone number of the individual or company from which the new key may be obtained. The new key is required to be provided only during Tenant's regular business hours.

17. LIEN. Landlord is granted an express contractual lien, in addition to any lien provided by law, and a security interest in all property of Tenant found on the leased premises to secure the compliance by Tenant with all terms of this lease.

18. SUBORDINATION. Landlord is hereby irrevocably vested with full power and authority to subordinate this lease to any mortgage, deed of Trust, or other lien hereafter placed on the demised premises and Tenant agrees on demand to execute such further instruments subordinating this lease as Landlord may request, provided such subordination shall be on the express condition that this lease shall be recognized by the mortgagee, and the rights of Tenant shall remain in full force and effect during the term of this lease so long as Tenant shall continue to perform all of the convenants and conditions of this lease.

19.  INDEMNITY.   Landlord and its employees and agents shall not be liable to
Tenant or to Tenant's employees, patrons, visitors, invitees, or any other persons for an injury to any such persons of for any damage to personal property caused by an act, omission, or neglect of Tenant or Tenant's agents or of any other tenant of the premises of which the leased premises is a part. Tenant agrees to indemnify and hold Landlord and its employees and agents harmless from any and all claims for such injury and damages, whether the injury occurs on or off the leased premises.

20. SIGNS. Tenant shall not post or paint any signs at, on, or about the leased premises or paint the exterior walls of the building except with the prior written consent of the Landlord. Landlord shall have the right to remove any sign or signs in order to maintain the leased premises or to make any repairs or alterations thereto.

21. TENANT BANKRUPTCY. If Tenant becomes bankrupt or makes voluntary assignment for the benefit of creditors or if a receiver is appointed for Tenant, Landlord may terminate this lease by giving five (5) days written notice to Tenant of Landlord's intention to do so.

22. CONDEMNATION. If the whole or any substantial part of the leased premises is taken for any public or quasi-public use under any governmental law, ordinance or regulation or by right of eminent domain or should the leased premises be sold to a condemning authority under threat of condemnation, this lease shall terminate and the rent shall be abated during the unexpired portion of the lease effective from the date of the physical taking of the leased premises.

23. HAZARDOUS MATERIALS. Landlord warrants and represents that the Property does not contain "Hazardous Materials", as that phrase is defined herein. For purpose of this provision , the phrase "Hazardous Materials" shall mean and include any toxic contaminants or other hazardous materials including, without limitation, asbestos, PCB, transformers, underground storage containers, materials containing any radioactive substances, petroleum base products, paints, solvents, lead, cyanide, DDT, acids, pesticides, ammonium compounds, and any other substances forming a component part of the improvements which has heretofore or may in the future be determined to contain toxic wastes, hazardous materials, or undesireable substances injurious to the health of occupants living or working in or around the subject Property. Landlord acknowledges that current, past, and future federal, state, and local laws and regulations may have had or continue to have any interest in the Property including, but not limited to, current, past, and future owners and users, including tenants, of the Property. The cost and expenses of such clean up may be substantial. Landlord further acknowledges that the Real Estate Brokers and their agents involved in the negotiation of this transaction have no expertise with respect to any such Hazardous Materials. Landlord acknowledges and agrees that Landlord shall look solely to experts and professionals selected by Landlord to advise Landlord with respect to the condition of Property and shall not hold the Real Estate Brokers or their agents responsible for any Hazardous Materials condition or problem relating to the Property. Landlord hereby agrees to indemnify, defend, and hold the Real Estate Brokers and their agents participating in this transaction harmless of and from any and all liability, claim, debt, damage, cost, or expense, including reasonable attorneys' fees, related to or arising out of or in any way connected to Hazardous Materials and/or toxic wastes and/or any other undesirable substances affecting the Property.

24. BROKER'S FEE.    NA    Broker and    NA    Co-Broker, as Real Estate
Broker (the Broker), has negotiated this lease and Landlord agrees to pay Broker
in    NA   County, Texas, upon commencement of this lease, a negotiated fee of
$0 or 0% of the total rental provided for in this lease to be divided as
follows:    NA.   In the event this lease is extended, expanded or renewed,
Landlord agrees to pay Broker an additional negotiated fee of $0 or 0% of the total rental for such extension, expansion or renewal period, payable at the time of commencement of such extension, expansion or renewal, said fee to be divided as follows: NA. Tenant warrants that it has had no dealings with any real estate broker or agents in connection with the negotiation of this lease excepting only TEJAS LAKEWAY REAL ESTATE and it knows of no other real estate broker or agent who is entitled to a commission in connection with this Lease. If Tenant during the term of this Lease, or any extension, expansion or renewal period thereof, or within ____ days of the expiration of this Lease, or any extension, expansion or renewal period thereof, purchases the property herein
leased. Landlord agrees to pay Broker    NA    in    NA    County, Texas, a
negotiated fee of $0 or 0% of sales price upon closing of the sale of this property.

25. NOTICES. Notices to Tenant shall be by certified mail or other delivery to the leased premises. Notices to Landlord shall be by certified mail to the place where rent is payable.

26. DEFAULT BY LANDLORD. In the event of breach by Landlord of any covenant, warranty, term or obligation of this lease, then Landlord's failure to cure same or commence a good faith effort to cure same within 10 days after written notice thereof by Tenant shall be considered a default and shall entitle Tenant either to terminate this lease or cure the default and make the necessary repairs and any expense incurred by Tenant shall be reimbursed by the Landlord after reasonable notice of the repairs and expenses incurred. If any utility services furnished by Landlord are interrupted and continue to be interrupted despite the good faith efforts of Landlord to remedy same, Landlord shall not be liable in any respect for damages to the person or property of Tenant or Tenant's employees, agents, or guests, and same shall not be construed as grounds for constructive eviction or abatement of rent. Landlord shall use reasonable diligence to repair and remedy such interruption promptly.

27. SIGNS. During the last 60 days of lease, a "For Sale" sign and/or "For Lease" sign may be displayed on the leased premises and leased premises may be shown at reasonable times to prospective purchasers or tenants.

28. RIGHT OF ENTRY. Landlord shall have the right during normal business hours to enter the demised premises; a) to inspect the general condition and state of repair thereof, b) to make repairs required or permitted under this lease, or
c) for any other reasonable purpose.

29.  WAIVER OF BREACH.   The waiver by Landlord of any breach of any provision
of this lease shall not constitute a continuing waiver or a waiver of any subsequent breach of the same or a different provision of this lease.

30. TIME OF ESSENCE. Time is expressly declared to be of the essence in this lease.

31. BINDING OF HEIRS AND ASSIGNS. Subject to the provisions of this lease pertaining to assignment of the Tenant's interest, all provisions of this lease shall extend to and bind, or inure the benefit not only of the parties to this lease but to each and everyone of the heirs, executors, representatives, successors, and assigns of Landlord or Tenant.

32. RIGHTS AND REMEDIES CUMULATIVE. The rights and remedies by this lease agreement are cumulative and the use of any one right or remedy by either party shall not preclude or waive its right to use any or all other remedies. Said rights and remedies are given in addition to any other rights the parties may have by law, statute, ordinance, or otherwise.

33. TEXAS LAW TO APPLY. This agreement shall be construed under and in accordance with the laws of the State of Texas.

34. LEGAL CONSTRUCTION. In case any one or more provisions contained in this agreement shall for any reason be held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision hereof and this agreement shall be construed as if such invalid, illegal, or unenforceable provision had never been contained herein.

35. PRIOR AGREEMENTS SUPERSEDED. This agreement constitutes the sole and only agreement of the parties to this lease and supersedes any prior understandings or written or oral agreements between the parties respecting the subject matter of this lease.

36. AMENDMENT. No amendment, modification, or alteration of the terms hereof shall be binding unless it is in writing, dated subsequent to the date hereof, and duly executed by the parties.

37.  ATTORNEY'S FEES.   Any signatory to this lease agreement who is the
prevailing party in any legal proceeding against any other signatory brought under or with relation to this lease agreement or this transaction shall be additionally entitled to recover court costs, reasonable attorney fees, and all other out-of-pocket costs of litigation, including deposition, travel and witness costs, from the nonprevailing party.

38. SPECIAL PROVISIONS. (This section to include factual data not included above.) TENANT WILL PAY AN ADD ON FACTOR OF 10.37% OF ELECTRIC UTILITY BILL MONTHLY.



THE TEXAS ASSOCIATION OF REALTORS(r) AND THE AUSTIN BOARD OF REALTORS(r) DO NOT FIX, CONTROL, RECOMMEND, SUGGEST OR MAINTAIN COMMISSION RATES OR FEES FOR SERVICES TO BE RENDERED BY THEIR MEMBERS OR THE DIVISION OF COMMISSIONS OR FEES BETWEEN COOPERATING PARTICIPANTS OR BETWEEN PARTICIPANTS AND NON-PARTICIPANTS. THE AMOUNT OF COMPENSATION AND THE CONTRACT TERMS HEREIN ARE NOT PRESCRIBED BY LAW AND ARE SUBJECT TO NEGOTIATION BETWEEN BROKER AND SUBLESSOR.

THIS IS A LEGAL DOCUMENT, READ IT CAREFULLY. IF YOU DO NOT UNDERSTAND THE EFFECT OF ANY PART OF THIS AGREEMENT, SEEK COMPETENT LEGAL ADVICE.

EXECUTED this 29th day of December, 1998.

_____________________________           ______________________
TENANT or TENANTS SIGNATURE             LANDLORD SIGNATURE

_____________________________           _______________________
ADDRESS                                 ADDRESS

_____________________________           _______________________
TELEPHONE                               TELEPHONE

_____________________________
BROKERS SIGNATURE

By:___________________________
   AGENT SIGNATURE

______________________________
ADDRESS

______________________________

______________________________
TELEPHONE

[Note: This form is furnished by the Texas Association of REALTORS(r) for the convenience of its member]

                              Conti Building, LTD
                         2101 Lakeway Blvd., Suite 100
                               Austin, TX  78734

January 6, 1998

Coad Solutions
Mr. Jeff Sexton
1150 Lakeway Drive, Suite 218
Austin, TX  78734

Re:  New Building Management

Dear Mr. Sexton:

        Conti Building LTD is pleased to have you as a tenant in the Conti Building. To serve you better, we have hired a Property Management Company to manage our building. Lakeway Property Management Company will be managing the property as of January 1, 1999. They are a local company in Lakeway that will be able to promptly see to any needs or concerns that you may have. Roselea Payne is the Property Manager for our account. Please contact her on any matters concerning the building, maintenance items, services, rent payments, etc. You may reach her at the following mailing address and phone numbers:

                Lakeway Property Management Company
                Roselea Payne
                2101 Lakeway Blvd., Suite 220
                Austin, TX 78734

                (512)261-7599 Direct or (512)261-7500 Main Office
                Fax (512)261-7574

        Please note that all future rent payments and lease agreements should be sent directly to her.

Sincerely,


/s/ NICHOLAS CONTI
Nicholas Conti
Conti Building LTD


nc:bk
cc:  Roselea Payne

                           [FLOOR PLAN APPEARS HERE]